UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

Vertical Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-31275	59-3635262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 Dunbar Avenue, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 548-8345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On April 15, 2005, Vertical Health Solutions, Inc., a Florida corporation (the “Company”), converted two promissory notes with an aggregate principal amount of $200,000 into shares of common stock at the rate of $.20 per share. The promissory notes, each in the principal amount of $100,000, were issued to Stephen M. Watters, our Chief Executive Officer, and Jugal M. Taneja, a member of our Board of Directors and a consultant to the Company. Each of Messrs. Watters and Taneja received 500,000 shares of our common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICAL HEALTH SOLUTIONS, INC.

Date: April 20, 2005	/s/ Stephen M.Watters
Stephen M.Watters, Chief Executive Officer